J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

(Capital Shares)

(each a “Fund” and together, the “Funds”)

Supplement dated October 30, 2025

to the current Prospectus, as supplemented

Effective October 30, 2025, the third and fourth paragraphs in the “Investing with J.P. Morgan Funds — Exchanging Fund Shares” section of the Fund’s prospectus will be deleted and replaced with the following:

Exchange Privileges

For all Funds other than the Institutional Tax Free Money Market Fund and Prime Money Market Fund: Subject to meeting and investment minimum eligibility requirements, Capital Shares may be exchanged for the same class of shares of another J.P. Morgan Fund, Digital Shares of another J.P. Morgan Fund, or any other classes of the same Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-C-1025